Exhibit 10.1

FOURTH SUPPLEMENTAL INDENTURE (this “Fourth Supplemental Indenture”), dated as of May 28, 2014, among Navios Maritime Acquisition Corporation, a Marshall Islands corporation, (the “Company”), Navios Acquisition Finance (US) Inc., a Delaware corporation (together with the Company, the “Co-Issuers”), and Leros Shipping Corporation and Kimolos Shipping Corporation, (each a “Guaranteeing Subsidiary”), each a Marshall Islands corporation and an indirect subsidiary of the Company, the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”) and as collateral trustee (or its permitted successor) under the Indenture referred to below (the “Collateral Trustee”).

WITNESSETH

WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of November 13, 2013 providing for the issuance of 8.125% First Priority Ship Mortgage Notes due 2021 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Fourth Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.

3. NEW YORK LAW TO GOVERN. THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4. COUNTERPARTS. The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

6. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Co-Issuers.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

LEROS SHIPPING CORPORATION
KIMOLOS SHIPPING CORPORATION

By:	/s/ Anna Kalathakis
Name:	Anna Kalathakis
Title:	Treasurer/Director

NAVIOS MARITIME ACQUISITION CORPORATION

By:	/s/ Vasiliki Papaefthymiou
Name:	Vasiliki Papaefthymiou
Title:	Secretary

NAVIOS ACQUISITION FINANCE (US) INC.

By:	/s/ Vasiliki Papaefthymiou
Name:	Vasiliki Papaefthymiou
Title:	President/Secretary

LEFKADA SHIPPING CORPORATION
KERKYRA SHIPPING CORPORATION
ZAKYNTHOS SHIPPING CORPORATION
NAVIOS ACQUISITION EUROPE FINANCE INC.
DONOUSSA SHIPPING CORPORATION
SCHINOUSA SHIPPING CORPORATION
SIKINOS SHIPPING CORPORATION
LIMNOS SHIPPING CORPORATION
SKYROS SHIPPING CORPORATION
ALONNISOS SHIPPING CORPORATION
MAKRONISOS SHIPPING CORPORATION
IRAKLIA SHIPPING CORPORATION
THASOS SHIPPING CORPORATION
SAMOTHRACE SHIPPING CORPORATION
PAXOS SHIPPING CORPORATION

ANTIPAXOS SHIPPING CORPORATION
OINOUSSES SHIPPING CORPORATION
ANTIPSARA SHIPPING CORPORATION
PSARA SHIPPING CORPORATION
KITHIRA SHIPPING CORPORATION
ANTIKITHIRA SHIPPING CORPORATION
AMINDRA NAVIGATION CO.
SERIFOS SHIPPING CORPORATION
FOLEGANDROS SHIPPING CORPORATION

By:	/s/ Anna Kalathakis
Name:	Anna Kalathakis
Title:	Treasurer/Director

SHINYO DREAM LIMITED
SHINYO KANNIKA LIMITED
SHINYO LOYALTY LIMITED
SHINYO NAVIGATOR LIMITED
SHINYO OCEAN LIMITED
SHINYO SAOWALAK LIMITED
SHINYO KIERAN LIMITED

By:	/s/ Alexandros Laios
Name:	Alexandros Laios
Title:	Director

AEGEAN SEA MARITIME HOLDINGS INC.
THERA SHIPPING CORPORATION
TINOS SHIPPING CORPORATION
AMORGOS SHIPPING CORPORATION
ANDROS SHIPPING CORPORATION
ANTIPAROS SHIPPING CORPORATION
CRETE SHIPPING CORPORATION
IKARIA SHIPPING CORPORATION
IOS SHIPPING CORPORATION
KOS SHIPPING CORPORATION
MYTILENE SHIPPING CORPORATION
RHODES SHIPPING CORPORATION
SIFNOS SHIPPING CORPORATION
SKIATHOS SHIPPING CORPORATION
SKOPELOS SHIPPING CORPORATION
SYROS SHIPPING CORPORATION

By:	/s/ George Achniotis
Name:	George Achniotis
Title:	President/Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Martin Reed
Name:	Martin Reed
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Martin Reed
Name:	Martin Reed
Title:	Vice President